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         BROOKLYN UNION [LOGO]              One MetroTech Center
                                            Brooklyn, New York 11201-3850

                                            July 28, 1997

         Dear employees who are members of Local 101:

         Last week we passed two major milestones on our way to combining Brooklyn Union and LILCO.

         First, the acquisition of certain assets of LILCO by the Long Island Power Authority (LIPA) was approved by the New York State Public Authorities Control Board; and

         Second, the BU/LILCO combination was approved by the Federal Energy Regulatory Commission (FERC) in record time. Additional FERC approvals are still needed on the LIPA agreement.

         The next big step is the August 7th vote on the transaction by the shareholders of both Brooklyn Union and LILCO. We hope that the shareholders of both companies will approve the combination by a large margin.

         BU shareholders will also vote on whether to establish an interim holding company, which will be called KeySpan Energy Corporation. If the holding company is approved by our shareholders, KSE will become our New York Stock Exchange symbol.

         These are probably the most important decisions to be made since the formation of Brooklyn Union over 100 years ago. These changes will prepare us for the next century; they will allow us to reduce utility rates; and they will allow us to be a major competitive factor in the changing energy industry. More importantly for you, the combined Company will be better able to provide the job security, promotional opportunities and financial rewards that we know are so critical to you and your family.

         As you all know, Local 101 is in full support of the BU/LILCO combination, and your Union leadership, on your behalf, signed an agreement in March 1997 to that effect. You received a letter from your President Marsha Spinowitz in late March that explained how pleased she was about reaching such an unprecedented agreement with the Company. We are all proud of that accomplishment.

         We also appreciate the many individual expressions of support and the favorable employee proxy vote to date supporting the combination. It is impossible to put a value on the importance of our employees in all of this. It was you who got us where we are; and it is you - all of you - who will help take us into the future.

         With our thanks,


         /s/ Bob Catell                /s/ Craig Matthews
         Bob Catell                    Craig Matthews
         Chairman & CEO                President & COO





         BROOKLYN UNION [LOGO]              One MetroTech Center
                                            Brooklyn, New York 11201-3850

                                            July 28, 1997

         Dear employees who are members of Local 3:

         Last week we passed two major milestones on our way to combining Brooklyn Union and LILCO.

         First, the acquisition of certain assets of LILCO by the Long Island Power Authority (LIPA) was approved by the New York State Public Authorities Control Board; and

         Second, the BU/LILCO combination was approved by the Federal Energy Regulatory Commission (FERC) in record time. Additional FERC approvals are still needed on the LIPA transaction.

         The next big step is the August 7th vote on the transaction by the shareholders of both Brooklyn Union and LILCO. We hope that the shareholders of both companies will approve the combination by a large margin.

         BU shareholders will also vote to establish an interim holding company, which will be called KeySpan Energy Corporation. If the holding company is approved by our shareholders, KSE will become our New York Stock Exchange symbol.

         These are probably the most important decisions to be made since the formation of Brooklyn Union over 100 years ago. These changes will prepare us for the next century; they will allow us to reduce utility rates; and they will allow us to be a major competitive factor in the changing energy industry. More importantly for you, the combined Company will be better able to provide the job security, promotional opportunities and financial rewards that we know are so critical to you and your family.

         We sincerely appreciate Local 3's endorsement of the BU/LILCO combination, the individual expressions of support we have received and the favorable employee proxy vote to date supporting the combination. It is impossible to put a value on the importance of our employees in all of this. It was you who got us where we are; and it is you - all of you - who will help take us into the future.

         With our thanks,


         /s/ Bob Catell      /s/ Craig Matthews       /s/ Robert DeRenzi
         Bob Catell          Craig Matthews           Robert DeRenzi
         Chairman & CEO      President & COO          Chairman





         BROOKLYN UNION [LOGO]              One MetroTech Center
                                            Brooklyn, New York 11201-3850

                                            July 28, 1997

         Dear Brooklyn Union Management Employees:

         Last week we passed two major milestones on our way to combining Brooklyn Union and LILCO.

         First, the acquisition of certain assets of LILCO by the Long Island Power Authority (LIPA) was approved by the New York State Public Authorities Control Board; and

         Second, the BU/LILCO combination was approved by the Federal Energy Regulatory Commission (FERC) in record time. Additional FERC approvals are still needed on the LIPA transaction.

         The next big step is the August 7th vote on the transaction by the shareholders of both Brooklyn Union and LILCO. We hope that the shareholders of both companies will approve the combination by a large margin.

         BU shareholders will also vote on whether to establish an interim holding company, which will be called KeySpan Energy Corporation. If the holding company is approved by our shareholders, KSE will become our New York Stock Exchange symbol.

         These are probably the most important decisions to be made since the formation of Brooklyn Union over 100 years ago. These changes will prepare us for the next century; they will allow us to reduce utility rates; and they will allow us to be a major competitive factor in the changing energy industry. More importantly for you, the combined Company will be better able to provide the job security, promotional opportunities and financial rewards that we know are so critical to you and your family.

         The expressions of support we are receiving from all quarters of the company are greatly appreciated, which includes the favorable employee proxy vote to date supporting the combination. It is impossible to put a value on the importance of our employees in all of this. It was you who got us where we are; and it is you - all of you - who will help take us into the future.

         With our thanks,


         /s/ Bob Catell                /s/ Craig Matthews
         Bob Catell                    Craig Matthews
         Chairman & CEO                President & COO